Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCORTM REPORTS FISCAL 2011 FIRST QUARTER RESULTS

MILPITAS, Calif., October 28, 2010 —KLA-Tencor CorporationTM (NASDAQ: KLAC) today announced operating results for its first quarter of fiscal year 2011, which ended on September 30, 2010. KLA-Tencor reported GAAP net income of $154 million and GAAP earnings per diluted share of $0.91 on revenues of $682 million for the first quarter of fiscal year 2011.

“We are pleased with a very solid first quarter of fiscal year 2011. Orders were strong, backlog increased and we delivered outstanding gross and operating margins in the quarter,” said Rick Wallace, KLA-Tencor’s president and CEO. “Our customer focus, coupled with a high level of investment in R&D and successful new product execution, are helping drive increased adoption of process control and contributing to our strong financial results.”

GAAP Results

	Q1 FY 2011	Q4 FY 2010	Q1 FY 2010
Revenues	$682 million	$559 million	$343 million
Net Income	$154 million	$113 million	$20 million
Earnings per Diluted Share	$0.91	$0.66	$0.12

Non-GAAP Results

	Q1 FY 2011	Q4 FY 2010	Q1 FY 2010
Net Income	$169 million	$120 million	$26 million
Earnings per Diluted Share	$0.99	$0.70	$0.15

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, restatement and restructuring related items, goodwill and intangible asset impairment, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2011 first quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding adoption levels of process control, KLA-Tencor’s level of investment in research and development and the company’s ability to successfully innovate, develop and sell new technologies and products that meet customer needs are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor’s ability to successfully integrate and manage businesses that it acquires; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2010, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	September 30, 2010	June 30, 2010
ASSETS
Cash and marketable securities	$1,518,992	$1,534,044
Accounts receivable, net	500,022	440,125
Inventories, net	464,242	401,730
Other current assets	450,105	459,566
Land, property and equipment, net	247,380	236,752
Goodwill	328,126	328,006
Purchased intangibles, net	108,908	117,336
Other non-current assets	385,090	389,497

Total assets	$4,002,865	$3,907,056

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$138,226	$107,938
Deferred system profit	201,663	204,764
Unearned revenue	33,518	37,026
Other current liabilities	390,211	422,059

Total current liabilities	763,618	771,787

Non-current liabilities:
Income tax payable	57,500	53,492
Unearned revenue	21,124	20,354
Other non-current liabilities	73,484	69,065
Long-term debt	745,882	745,747

Total liabilities	1,661,608	1,660,445

Stockholders’ equity:
Common stock and capital in excess of par value	953,437	921,460
Retained earnings	1,402,931	1,356,454
Accumulated other comprehensive income (loss)	(15,111)	(31,303)

Total stockholders’ equity	2,341,257	2,246,611

Total liabilities and stockholders’ equity	$4,002,865	$3,907,056

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended
(In thousands, except per share data)	September 30, 2010	September 30, 2009
Revenues:
Product	$550,609	$229,251
Service	131,733	113,436

Total revenues	682,342	342,687

Costs and operating expenses:
Costs of revenues	263,969	171,892
Engineering, research and development	94,720	78,209
Selling, general and administrative	88,037	77,636

Total costs and operating expenses	446,726	327,737
Income from operations	235,616	14,950

Interest and other income (expense), net	(12,304)	7,842

Income before income taxes	223,312	22,792
Provision for income taxes	69,116	2,387

Net income	$154,196	$20,405

Net income per share:
Basic	$0.92	$0.12

Diluted	$0.91	$0.12

Cash dividend paid per share	$0.25	$0.15

Weighted average number of shares:
Basic	167,187	170,698

Diluted	169,839	172,718

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	September 30
(In thousands)	2010	2009
Cash flows from operating activities:
Net income	$154,196	$20,405
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,783	23,134
Non-cash stock-based compensation	24,213	20,199
Tax charge from equity awards	—	(5,133)
Net gain on sale of marketable securities and other investments	(1,047)	(1,292)
Gain on sale of real estate assets	—	(2,824)
Changes in assets and liabilities:
Increase in accounts receivable, net	(50,342)	(28,279)
Decrease (increase) in inventories	(63,450)	26,971
Decrease (increase) in other assets	10,870	(46,368)
Increase in accounts payable	30,096	11,288
Increase (decrease) in deferred system profit	(3,101)	18,902
Increase (decrease) in other liabilities	(26,690)	36,246

Net cash provided by operating activities	95,528	73,249

Cash flows from investing activities:
Capital expenditures, net	(11,163)	(3,635)
Purchase of available-for-sale securities	(228,951)	(263,646)
Proceeds from sale and maturity of available-for-sale securities	239,650	221,588
Purchase of trading securities	(16,004)	(23,573)
Proceeds from sale of trading securities	30,623	29,145

Net cash provided by (used in) investing activities	14,155	(40,121)

Cash flows from financing activities:
Issuance of common stock	2,953	2,917
Tax withholding payments related to vested and released restricted stock units	(9,517)	(1,833)
Common stock repurchases	(62,156)	—
Payment of dividends to stockholders	(41,785)	(25,606)

Net cash used in financing activities	(110,505)	(24,522)

Effect of exchange rate changes on cash and cash equivalents	9,288	7,266

Net increase in cash and cash equivalents	8,466	15,872

Cash and cash equivalents at beginning of period	529,918	524,967

Cash and cash equivalents at end of period	$538,384	$540,839

Supplemental cash flow disclosures:
Income tax paid, net	$46,060	$10,591

Interest paid	$352	$246

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended
		September 30, 2010	June 30, 2010	September 30, 2009
GAAP net income		$154,196	$113,085	$20,405
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	8,178	8,280	8,095
Restructuring, severance and other related charges	b	—	3,311	(4,409)
Restatement related charges	c	—	(866)	5,188
Income tax effect of non-GAAP adjustments	d	(2,857)	(3,824)	(3,121)
Discrete tax items	e	9,154	—	—

Non-GAAP net income		$168,671	$119,986	$26,158

GAAP net income per diluted share		$0.91	$0.66	$0.12

Non-GAAP net income per diluted share		$0.99	$0.70	$0.15

Shares used in diluted shares calculation		169,839	171,275	172,718

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended September 30, 2010
Costs of revenues	$5,790	$—	$—	$5,790
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	—	—	1,490

Total in three months ended September 30, 2010	$8,178	$—	$—	$8,178

Three months ended June 30, 2010
Costs of revenues	$5,790	$(57)	$—	$5,733
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,592	3,368	(866)	4,094

Total in three months ended June 30, 2010	$8,280	$3,311	$(866)	$10,725

Three months ended September 30, 2009
Costs of revenues	$5,721	$(104)	$—	$5,617
Engineering, research and development	897	(213)	—	684
Selling, general and administrative	1,477	(4,092)	5,188	2,573

Total in three months ended September 30, 2009	$8,095	$(4,409)	$5,188	$8,874

	Three months ended
	September 30, 2010	June 30, 2010	September 30, 2009
Stock-based compensation
Costs of revenues	$4,168	$3,869	$3,288
Engineering, research and development	7,618	7,176	6,603
Selling, general and administrative	12,427	12,414	10,308

Total	$24,213	$23,459	$20,199

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, inventory fair value adjustments, and in-process research and development charges associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude acquisition related inventory fair value adjustments and in-process research and development charges as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program, reductions in force, and gains and losses from sales of facilities. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related shareholder litigation and other matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity. A shortfall arises when the tax deduction is less than book compensation. Windfalls are recorded as increases to capital in excess of par value. Shortfalls are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.